CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Trading Securities, Cost	$ 511,672	$ 651,580	$ 710,297
Common Stock, Shares Authorized	250,000,000	250,000,000	250,000,000
Common Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares, Issued	48,174,417	45,662,417	45,811,417
Common Stock, Shares, Outstanding	48,174,417	45,662,417	45,811,417